THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

    The Taiwan Equity Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company. Its primary investment objective is capital appreciation, which it seeks through investment primarily in equity securities issued by companies located in or deriving revenue from the Republic of China. Daiwa Asset Management (H.K.) Ltd. is the Fund's Investment Manager. National Capital Management Corp. of Taiwan is the Fund's Investment Adviser.

SHAREHOLDER INFORMATION

    The Fund's shares are listed on the New York Stock Exchange ("NYSE") and the Stock Exchange of Singapore ("SES"). The Fund understands that its shares may trade periodically on certain exchanges other than the NYSE or the SES, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges.

    The Fund's NYSE trading symbol is "TYW". Weekly comparative net asset value
(NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES, and each Saturday in BARRON'S, and also in many other newspapers.

INQUIRIES

    It is the policy of the Fund to respond to inquiries about its portfolio holdings and performance. Such inquiries should be directed to the Fund's Manager in Hong Kong at (011-8522) 521-0166, or the Fund's Administrator, Daiwa Securities Trust Company, at (800) 933-3440 or (201) 915-3020. Inquiries concerning your share account should be directed to State Street Bank and Trust Company (the "Plan Agent") at the number noted below. All written inquiries should be directed to the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    A Dividend Reinvestment and Cash Purchase Plan (the "Plan") is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional annual cash investments in the Fund's shares through the Plan Agent. A brochure fully describing the Plan's terms and conditions is available from the Plan Agent by calling (800) 426-5523 or by writing to State Street Bank and Trust Company, c/o The Taiwan Equity Fund, Inc., P.O. Box 8200, Boston, MA 02266-8200.

    A brief summary of the material aspects of the Plan follows:

    WHO CAN PARTICIPATE IN THE PLAN? If you wish to participate and your shares are held in your name, you may elect to become a direct participant in the Plan by completing and mailing the Enrollment Authorization form on the back cover of the Dividend Reinvestment and Cash Purchase Plan brochure available from the Plan Agent as noted above. However, if your shares are held in the name of a brokerage firm, bank or nominee, you should instruct your nominee to participate in the Plan on your behalf. If your nominee is unable to participate in the Plan for you, you should request that your shares be registered in your name, so that you may participate directly in the Plan. Please contact the Plan agent if you would like more information about how to change your registration so that you may participate in the Plan.

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
GENERAL INFORMATION  (CONCLUDED)
--------------------------------------------------------------------------------

    MAY I WITHDRAW FROM THE PLAN? If your shares are held in your name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in nominee name, you should be able to withdraw from the plan without penalty at any time by sending written notice to your nominee. If you withdraw, you will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send you a check for the proceeds.

    HOW ARE THE DIVIDENDS AND DISTRIBUTIONS REINVESTED? If the market price of the Fund's shares on the payment date should equal or exceed their net asset value per share, the Fund will issue new shares to you at the higher of net asset value or 95% of the then-current market price. If the market price is lower than net asset value per share, the Fund will issue new shares to you at the market price. If the dividends or distributions are declared and payable as cash only, you will receive shares purchased for you by the Plan Agent on the NYSE or otherwise on the open market to the extent available.

    WHAT IS THE CASH PURCHASE FEATURE? The Plan also allows shareholders to make optional cash investments in Fund shares annually through the Plan Agent in any amount from $100 to $3,000. The Plan Agent will purchase shares for you on the NYSE or otherwise on the open market on or about February 15th of each year. Plan participants should send in voluntary cash payments to be received by the Plan Agent approximately ten days before the purchase date. The Plan Agent will return any cash payments received more than thirty days prior to the purchase date. You may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than two business days before the purchase date.

    IS THERE A COST TO PARTICIPATE? There are no Plan charges or brokerage charges for shares issued directly by the Fund. However, each participant will pay a pro rata portion of brokerage commissions for shares purchased on the NYSE or otherwise on the open market by the Plan Agent. For purchases from voluntary cash payments, participants must pay a nominal service fee of $0.75 for each investment in addition to a pro rata portion of the brokerage commission.

    WHAT ARE THE TAX IMPLICATIONS? The automatic reinvestment of dividends and distributions does not relieve you of any income tax which may be payable (or required to be withheld) on such dividends and distributions. In addition, the Plan Agent will reinvest dividends for foreign participants and for any participants subject to federal backup withholding after the deduction of the amounts required to be withheld.

    PLEASE NOTE THAT, IF YOU PARTICIPATE IN THE PLAN THROUGH A BROKERAGE ACCOUNT, YOU MAY NOT BE ABLE TO CONTINUE AS A PARTICIPANT IF YOU TRANSFER THOSE SHARES TO ANOTHER BROKER. CONTACT YOUR BROKER OR NOMINEE OR THE PLAN AGENT TO ASCERTAIN WHAT IS THE BEST ARRANGEMENT FOR YOU TO PARTICIPATE IN THE PLAN.

THE TAIWAN EQUITY FUND, INC.
--------------------------------------------------------------------------------

                                                                January 22, 1997

DEAR SHAREHOLDERS:

    We are pleased to present the Annual Report of The Taiwan Equity Fund, Inc. (the "Fund") for the year ended December 31, 1996.

STOCK MARKET REVIEW

    The Taiwan stock market as represented by the Taiwan Weighted Index ("TWI") rose from 5,174 to 6,934 during 1996, a rise of 34.02%. At the same time, the New Taiwan Dollar ("TWD") declined against the U.S. Dollar ("USD") from TWD
27.265 to 27.491, a depreciation of 0.83%. Consequently, the TWI gained 32.91% in USD terms during the period.

    Looking back on 1996, Taiwan's Legislative Yuan passed a capital gains tax bill in January which, coupled with other factors, weakened the market even more. Fortunately, the ruling Kuomintang Party (KMT) forced a delay in the implementation of the stock profit tax for at least two years. In the first quarter, military threats by the People's Republic of China ("PRC") and an economy mired in recession combined to hold the TWI below 5,000 points. By March, the Taiwanese government, worried about unstable political relations between Taiwan and the PRC and its impact on domestic economic development, adopted several measures, including relaxation of controls on capital flows by foreign institutions, raising the limitation on foreign investment from 15.0% to 20.0%, allowing foreign individuals to buy local Taiwan shares, cutting interest rates, and increasing stock market investment ceilings for banks from 15.0% to 20.0% of their net worth. Local and foreign institutions took advantage of weakness at the lower levels by increasing their positions. Consequently, the market was well-supported at the 4,700 level. In addition, in order to prevent the market from being impacted by non-economic factors (i.e., the PRC's military threat), the government set up a stabilization fund and pumped TWD 60 billion into the market in late March. Furthermore, investor confidence was boosted by strong U.S. military support for Taiwan (including a nearby presence of two U.S. aircraft carriers). After the Taiwanese presidential election, the relaxation of cross-strait tensions triggered buying interest and the market jumped to 6,000 points by mid-April.

    Although facing profit-taking pressure after its surge in April, the Taiwanese market was well supported at around the 6,000 level as a result of the Central Bank's loosening of monetary policy and of increased foreign capital inflow. In addition, signs of easing in cross-strait tensions, signified by friendly talks between Taiwan and the PRC, also enhanced market sentiment. At the same time, a large volume of domestic short-term time deposits flowed into the market following reduced deposit rates. In June, it was announced that Taiwan would be included in regional indices (broadly used by global equity fund managers) starting in September 1996. As Taiwan's weights in these indices were much higher than expected, both foreign and local investors continued to buy shares and this, in turn, pushed the market even higher. The market finished the first half of 1996 by rising 26.8%.

    After its surge in the first half, the market moved in a range between 6,000 and 6,500 for several months. Factors hindering the market's rise during this time period included weak economic figures, gloomy prospects for the semiconductor sector, and the stagnation of Taipei-Beijing relations. Later, the Central Bank's 25 basis point cut in the rediscount rate, along with a proposal to allow government-controlled pension funds to increase their equity holdings, further aided by strong sales and earnings growth at electronics companies, boosted

THE TAIWAN EQUITY FUND, INC.
--------------------------------------------------------------------------------
investor confidence and pushed the market higher. Despite fund redemption pressure from both domestic and overseas investors during November and December, the market rose steadily as a result of year-end portfolio "window dressing" by domestic institutional investors and of abundant market liquidity. The market gradually moved higher and closed 1996 at 6,934.

ECONOMIC REVIEW AND OUTLOOK

TRADE

    Export growth rates tumbled across Asia in 1996. This was hardly surprising, given the heady export growth seen in 1995 when the region was growing at an average rate of nearly 7.0%. Declining import demand in Asia, as economies slowed, and softer demand in the Group of Seven (G7) countries led to slower growth in 1996. In addition, cyclical commodity prices began to decline as oversupply emerged in global industries such as semiconductors and petrochemicals, also contributing to a decline in export growth rates in Asia.

    In Taiwan, export growth came in at a low 4.9% year-on-year ("YOY") in 1996, as compared to 20.0% YOY in 1995. Import growth was similarly slow, recording -1.2% YOY, down from 21.3% YOY in 1995. The trade surplus increased from USD 8.1 billion to USD 14.0 billion. Import growth fell as the economy continued to slow and the demand for foreign consumer and capital goods receded. In value terms, Taiwanese exports performed relatively robustly in 1996 when compared with the rest of the region. The value of exports to the U.S. started to tail off in the second half of 1996 as did exports to Japan. Exports to Hong Kong, however, continued to increase throughout 1996.

    For 1997, prospects look better due to stronger global economic growth. The International Monetary Fund (IMF) forecasts that the global economy will expand by 3.2% in 1997, up from an estimated 2.4% growth in 1996. Global growth will strengthen foreign demand for Taiwanese exports, especially from the PRC and Hong Kong. Import growth can be expected to pick up with faster domestic economic growth, in particular for consumer expenditures. The trade surplus should remain roughly the same, estimated at USD 13.5 billion.

INFLATION

    The Consumer Price Index ("CPI") held rather steady in 1996. The CPI rose 3.1% in 1996, well below the government's 3.5% target. Except for a 5.0% annualized jump in August following two consecutive devastating typhoons, the CPI for all other months came in at less than 3.0%. Continued decline in non-food inflation reflected demand pressure. The Wholesale Price Index ("WPI") contracted 0.6% in 1996 as a result of lower import price inflation in the second half of the year. As for 1997, a more substantial economic recovery and the rise of oil prices may drive both the CPI and the WPI up slightly. But import prices are expected to remain weak as the USD stays strong into 1997. This may dampen the impact of higher oil prices and offset inflation. As oil prices may begin to recede in the second half of 1997, the Fund's management expects that inflation will not be much of a concern after excluding extraordinary factors, such as potential typhoon damage. The CPI is predicted to increase at 3.2% YOY in 1997.

EXCHANGE RATE

    Since early 1996, the PRC's saber-rattling military maneuvers and Taiwan's first presidential election put the TWD under pressure as it depreciated from TWD 27.2 to 27.8 per USD. To stabilize the exchange rate and prevent capital flight, Taiwan's Central Bank intervened to hold the TWD at 27.5 to the USD. Since June, the TWD has hovered in the area of TWD 27.5 per USD.

THE TAIWAN EQUITY FUND, INC.
--------------------------------------------------------------------------------

    The Fund's management forecasts a slight depreciation in the TWD in 1997 due to Taiwan's low interest rates and the strengthening USD against major currencies. Additionally, Taiwan's Central Bank may maintain a policy aimed at preventing excess appreciation of the TWD so as not to retard the economic recovery. Under these circumstances, TWD is forecast to trade between 27.0 and
28.2 per USD in 1997.

MONEY SUPPLY, INTEREST RATES AND MONETARY POLICY

    The M2 money supply grew at slightly less than 9.0% YOY throughout 1996, finishing at around 8.6% YOY. M1b was flat in value terms, although it rose in percentage terms because of the low base of comparison. This was mainly due to weak demand for capital amid economic slowdown and political uncertainty. Also, banks turned more conservative in lending money, under pressure from excessive bad debt levels as a percentage of total assets.

    Monetary policy was geared directly towards re-igniting economic growth. The Central Bank exercised a series of measures to lower interest rates over the past year. It lowered the required reserve deposit ratio twice, reducing the average reserve rate from 10.0% to 9.3%. The prime interest rate decreased from 7.8% to 7.5%. The demand side remained quite sluggish, causing an over-supply of credit which forced short-term interest rates to fall below 5.0% in October, reaching a ten-year low. Low deposit returns and cheaper funding costs drove investors to pour money into stocks throughout the second half of 1996. Looking forward, the Fund's management believes that economic growth is unlikely to increase that strongly and no inflation pressure is foreseen. Taiwan's Central Bank is not expected to change its loose-credit policy in the first half of 1997. Furthermore, the Central Bank may gradually adjust downward reserve requirement rates, as was proposed by a study which focused on ways to restructure the reserve requirement system for Taiwan's banking industry. Nevertheless, the Central Bank could be expected, at the same time, to exercise open market operations in order to maintain a moderate money supply.

ECONOMIC GROWTH

    The Taiwanese economy suffered from military threats and political uncertainty in the first half of 1996 surrounding the March presidential election and the May inauguration. Real Gross Domestic Product ("GDP") growth improved quarter by quarter and was estimated to have averaged 5.5% over the course of last year, well below the government's forecast at the beginning of 1996. The poor performance was caused by sluggish private capital investment and insignificant increases in public spending. Private capital investment expanded just 4.6% in 1996, the lowest rate in seven years, because of a deteriorating investment environment due to such factors as land acquisition problems, environmental protests, and labor, water and electricity shortages. Government investment declined by 2.5% in 1996, down from 3.8% growth in 1995, dragging down overall economic growth.

    The Fund's management forecasts that the 1997 GDP growth will outpace that of 1996. Growth forecasts by government and private institutions range from 6.2% to 6.7%. Actual GDP growth will depend on several factors. Among them, the most important are public and private investment. In 1997, private investment is expected to grow an estimated 10.0%, up from 4.6% in 1996. Government investment is expected to grow an estimated 8.0% in 1997, as priority is placed on removing investment obstacles. The government is addressing the maladies in public construction by restructuring the public bidding process and by instituting an island-wide anti-corruption, anti-graft campaign. The long-term effects on economic development should be positive.

POLITICAL REVIEW AND OUTLOOK

    Taiwanese politics entered a new era in 1996 with the first election of a president by direct popular vote. Aiming to intimidate Taiwanese voters in the weeks leading up to the March presidential election, the PRC

THE TAIWAN EQUITY FUND, INC.
--------------------------------------------------------------------------------
conducted missile tests in close proximity to Taiwan. In spite of this, the incumbent President Lee won a sweeping victory with 54% of the vote in the election. The overwhelming triumph of President Lee indicates that the PRC's military exercises failed to bring about transformation in Taiwan's cross-strait policies, indeed strengthening Taipei's resolve not to succumb to Beijing's pressure. Despite a lack of response by Beijing to President Lee's offer to visit Beijing for peace talks, both sides have acted in a more friendly manner. With Hong Kong's handover to PRC control looming, Beijing is using direct shipping link proposals to force Taipei to make concessions. In the meantime, President Lee has been pushing economic and social measures which are designed to improve cross-strait relations, while continuing to gain space for Taiwan through pragmatic diplomacy. The political spotlight will focus on Taiwan after the PRC resumes sovereignty over Hong Kong on July 1, 1997. While the Fund's management believes that ties between the PRC and Taiwan will develop in a positive fashion, real progress may not take place until after the 15th Chinese Communist Party Congress in late 1997.

    On the domestic front, the government of Taiwan, aware that it must have an attractive investment environment in order to both draw the attention of international companies and retain domestic investment, has made efforts to crack down on organized crime and corruption in order to improve its own efficiency. The government has focused on retaining local capital in order to strengthen the domestic economy and to insulate against economic dependence on the PRC. Furthermore, recent action by the government to form a consensus among the different political parties in terms of prioritizing national development may result in improved legislative efficiency and enable the government to provide the fiscal stimulus which it failed to deliver in 1996. However, with local elections to be held in late 1997, the Fund's management looks for political uncertainty to increase again by mid-1997, especially if electoral gains by the main opposition Democratic Progressive Party provoke a mainland response at a sensitive time on the PRC's political calendar. In conclusion, taking a long-term view, the Fund's management is optimistic that political influence on the stock market will generally be more benevolent.

STOCK MARKET OUTLOOK

    The TWI has the potential to move higher in the first half of 1997, possibly reaching 7,800 to 8,000 points, which is a price-to-earnings ratio of 30 times. Taiwan's Central Bank is not expected to tighten monetary policy due to the weaker-than-expected economy. Domestic liquidity should remain high and provide strong support for the stock market. Strong buying could emerge if the TWI approached 6,500 points. In addition, the following four factors should also provide market support: (1) most foreign investors are still underweighted in Taiwan, giving the market good downside protection; (2) improved business sentiment in light of more stable relations with the PRC and increasing demand from the PRC may help Taiwan's economy; (3) the Taiwanese government's recent relaxation of equity market investment regulations for several state-managed funds, including the civil servants' pension, insurance and postal savings reserve funds, could lead to an injection of additional funds into the market; and (4) TWI futures have been trading on both The Chicago Mercantile Exchange
(CME) and The Singapore International Monetary Exchange (SIMEX) since early January, bringing additional liquidity.

    Later in the year 1997, the market may start to consolidate when TWI moves to the higher end of its trading range at 30 times earnings, since institutional investors and corporate insiders may stay on the "sell side" at this high level. The supply of shares may increase and it may take the market a period of time to digest the cash calls. Moreover, several potentially damaging issues exist. The cross-straits relationship is deadlocked, as Taiwan continues to fight for international recognition, and the possibility of direct dialogue between the two sides

THE TAIWAN EQUITY FUND, INC.
--------------------------------------------------------------------------------
appears to be ebbing. Time is not on Taiwan's side, and after the PRC reclaims sovereignty over Hong Kong, Taiwan risks losing its most important economic link with the mainland. Uncertainty could spark a correction in this politically-sensitive market.

    In the longer term, the Fund's management believes that further rises will depend on a major turnaround in earnings. A stable economic recovery is underway and corporate earnings growth is estimated to possibly accelerate from 7.0% in 1996 to 9.0% in 1997. The interest rate environment will continue to favor the equity market while the recovery remains moderate. Earnings growth will secure the market's downside following the liquidity-driven rally, but the market will first require time to digest both the additional supply of shares and the developments on the political front. Looking at all of 1997, the Fund's management believes that an improving economy plus decent liquidity will make this market a favorable investment environment. Sustained low interest rate levels should lure money out of fixed-term deposits as they mature. The elimination of double taxation on cash dividends starting in 1998 should provide an additional incentive in the stock market. Shares of electronics companies are coming off a strong second half in 1996 and should continue to gain in 1997 owing to their low price-to-earnings ratio and solid growth potential. Construction issues are also expected to be among the market's leaders if the local property market revives in 1997 and beyond. Industrial cyclicals should benefit from the PRC's loosening austerity program and an improving mainland economy.

FUND PERFORMANCE

    As of December 31, 1996, the Fund's total net assets were USD 54.5 million, equivalent to USD 12.09 per share. Compared to USD 9.65 per share on December 31, 1995, the Fund's net asset value appreciated by 25.28%, underperforming the TWI by 7.63% in USD terms.

    The Fund has not invested, and presently does not intend to invest, in derivative securities. Although foreign currency hedging is permitted by the Fund's investment policies, the Fund has not engaged in any foreign currency hedging.

PORTFOLIO MANAGEMENT

    Mr. Victor Shih has been the Fund's portfolio manager since January 1, 1996 and is responsible for the day-to-day management of the Fund's portfolio. Mr. Shih joined Daiwa Asset Management (H.K.) Ltd. ("DAM") in May 1995 and is currently a portfolio manager with the company specializing in the Taiwan market. Prior to joining DAM, from 1990 to mid-1995 Mr. Shih worked for the Taipei Branch of ABN-AMRO Bank where he was Assistant Vice President in charge of company/industry analysis, credit analysis and marketing corporate financial products to clients.

    We would like to thank you for your continuing support and interest in The Taiwan Equity Fund, Inc.

Sincerely,

/s/ Shuichi Komori                          /s/ Masaru Arai
SHUICHI KOMORI                              MASARU ARAI
CHAIRMAN OF THE BOARD                       PRESIDENT

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
--------------------------------------------------------------------------------

-------------------------------------------
TAIWANESE COMMON STOCKS--95.58%
--------------------------------------------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
AUTOMOTIVE--1.24%
   600,000  Yue Loong Motor Co., Ltd.+.........  $    676,585
                                                 ------------
BANKS--11.33%
 1,147,800  Chinatrust Commercial Bank.........     2,150,220
   308,400  Far Eastern International Bank.....       247,923
 1,000,000  Grand Commercial Bank..............     1,251,319
   145,000  Hua Nan Commercial Bank............       677,767
   700,000  United World Chinese Commercial
             Bank..............................     1,846,059
                                                 ------------
                                                    6,173,288
                                                 ------------
CHEMICALS--1.98%
   800,000  China Petrochemical Development
             Corp.+............................     1,079,626
                                                 ------------
CONSTRUCTION ENGINEERING--7.00%
   600,000  BES Engineering Corp...............       591,466
 1,020,000  Cathay Construction Corp...........     1,732,712
   600,000  Chief Construction Corp............     1,134,917
   420,000  Pacific Construction Corp..........       359,027
                                                 ------------
                                                    3,818,122
                                                 ------------
ELECTRICAL MACHINERY--3.66%
   536,025  Phoenixtec Power Co., Ltd..........       994,408
   428,195  Taichung Machinery Works...........       718,046

  SHARES                                            VALUE
----------                                       ------------

   147,487  Tatung Co., Ltd....................  $    284,341
                                                 ------------
                                                    1,996,795
                                                 ------------
ELECTRICAL PRODUCTS & COMPUTERS--11.59%
   497,104  Acer Inc...........................       913,163
    53,100  Compal Electronics Inc.............       118,790
   550,000  D-Link Corp........................     1,360,445
     7,366  First International Computer
             Corp..............................        14,067
   965,912  GVC Corp...........................     1,514,343
   120,000  Inventec Co., Ltd..................       728,966
   650,000  Macronix International Co., Ltd....       863,010
   320,000  Mosel Vitelic Inc..................       458,623
   200,000  Taiwan Liton Electronic Co., Ltd...       345,568
                                                 ------------
                                                    6,316,975
                                                 ------------
ELECTRONICS--9.65%
   460,000  Advanced Semiconductor Engineering
             Inc...............................       886,836
   200,000  Dyna Image Corp....................       505,620
   418,736  Hon-Hai Precision Industrial
             Corp..............................     1,241,387
   700,000  Microelectronics Technology Inc....       845,368
   300,000  Siliconware Precision Industries
             Co., Ltd..........................       632,934
   600,000  United Microelectonics Corp........       851,188
   150,000  Yageo Corp.........................       294,642
                                                 ------------
                                                    5,257,975
                                                 ------------

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996
--------------------------------------------------------------------------------

TAIWANESE COMMON STOCKS (CONCLUDED)
--------------------------------------------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
FINANCIAL SERVICES--3.02%
   838,091  Fuh Hwa Securities Finance Corp....  $  1,646,245
                                                 ------------
FOOD, BEVERAGE, TOBACCO--2.64%
   396,400  Lian Hwa Foods Corp................       503,232
   600,000  President Enterprises Corp.........       934,124
                                                 ------------
                                                    1,437,356
                                                 ------------
LIFE INSURANCE--6.30%
   407,100  Cathay Life Insurance Co., Ltd.....     2,591,484
   220,000  Shin Kong Life Insurance Co.,
             Ltd...............................       840,275
                                                 ------------
                                                    3,431,759
                                                 ------------
METAL PRODUCTS--1.38%
 1,202,600  Yieh Loong Co., Ltd................       752,418
                                                 ------------
MISCELLANEOUS--2.98%
   265,937  Hocheng Group Corp.................       454,659
   287,100  Taiwan SECOM Corp..................     1,169,663
                                                 ------------
                                                    1,624,322
                                                 ------------
PAPER--0.79%
   605,000  Cheng Loong Co., Ltd...............       429,140
                                                 ------------
PHARMACEUTICALS--0.33%
    60,425  Yung Shin Pharmaceutical Industries
             Co., Ltd..........................       181,334
                                                 ------------
PLASTIC--9.70%
   960,000  Formosa Plastics Corp..............     2,409,516

  SHARES                                            VALUE
----------                                       ------------

   510,485  Grand Pacific Petrochemical Corp...  $    505,081
   996,676  Nan Ya Plastics Corp...............     2,374,678
                                                 ------------
                                                    5,289,275
                                                 ------------
REAL ESTATE--0.92%
   700,000  Hong Chung Construction Co.,
             Ltd.+.............................       501,619
                                                 ------------
RETAIL--2.62%
 1,450,000  Ability Enterprises Co., Ltd.......     1,429,377
                                                 ------------
SHIPS & SHIPPING--4.56%
 1,000,000  Evergreen Marine Corp..............     2,000,655
   500,000  U-Ming Marine Transport Corp.......       485,613
                                                 ------------
                                                    2,486,268
                                                 ------------
STEEL INDUSTRY--4.13%
 2,400,000  China Steel Corp...................     2,252,373
                                                 ------------
TEXTILE--7.99%
 1,749,550  Formosa Chemicals & Fiber Corp.....     2,692,007
   553,682  Hung Chou Chemical Industries
             Co................................       525,667
 1,500,000  Shinkong Synthetic Fiber Corp......     1,134,917
                                                 ------------
                                                    4,352,591
                                                 ------------
TRANSPORTATION -- AIR--1.77%
   672,000  China Airlines.....................       965,552
                                                 ------------
Total Taiwanese Common Stocks (Cost --
  $47,271,071).................................    52,098,995
                                                 ------------

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONCLUDED)
DECEMBER 31, 1996
--------------------------------------------------------------------------------

-------------------------------------------
SHORT-TERM INVESTMENTS--1.70%
-------------------------------------------

PRINCIPAL
  AMOUNT
  (000)                                             VALUE
----------                                       ------------
NEW TAIWAN DOLLAR
 SAVINGS ACCOUNT--1.40%
    21,069  International Commercial Bank of
             China, 1.50% (Payable on Demand)..  $    766,388
                                                 ------------
U.S. DOLLAR TIME DEPOSIT--0.30%
       162  Bank of New York, 3.40% due
             1/2/97............................       161,785
                                                 ------------
Total Short-Term Investments
  (Cost--$927,989).............................       928,173
                                                 ------------
Total Investments--97.28%
  (Cost $48,199,060)...........................    53,027,168

Other assets less liabilities--2.72%...........     1,485,240
                                                 ------------
NET ASSETS (Applicable to 4,507,318 shares of
  capital stock outstanding; equivalent to
  $12.09 per share)--100.00%...................  $ 54,512,408
                                                 ------------
                                                 ------------

------------------------

   +  Non-income producing securities.

-------------------------------------------
TEN LARGEST COMMON STOCK
CLASSIFICATIONS HELD
DECEMBER 31, 1996
-------------------------------------------

                                     PERCENT OF
INDUSTRY                             NET ASSETS
-----------------------------------  ----------
Electrical Products & Computers....    11.59%
Banks..............................    11.33
Plastic............................     9.70
Electronics........................     9.65
Textile............................     7.99
Construction Engineering...........     7.00
Life Insurance.....................     6.30
Ships & Shipping...................     4.56
Steel Industry.....................     4.13
Electrical Machinery...............     3.66

-------------------------------------------
TEN LARGEST COMMON STOCK
POSITIONS HELD
DECEMBER 31, 1996
-------------------------------------------

                                     PERCENT OF
ISSUE                                NET ASSETS
-----------------------------------  ----------
Formosa Chemicals & Fiber Corp.....     4.94%
Cathay Life Insurance Co., Ltd.....     4.75
Formosa Plastics Corp..............     4.42
Nan Ya Plastics Corp...............     4.36
China Steel Corp...................     4.13
Chinatrust Commercial Bank.........     3.94
Evergreen Marine Corp..............     3.67
United World Chinese Commercial
  Bank.............................     3.39
Cathay Construction Corp...........     3.18
Fuh Hwa Securities Finance Corp....     3.02

See accompanying notes to financial statements.

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
--------------------------------------------------------------------------------

ASSETS
  Investment in securities, at value
   (cost--$48,199,060).......................    $  53,027,168
  Receivable for securities sold.............        1,586,378
  Interest receivable........................              810
  Deferred organizational expenses...........           47,424
  Prepaid expenses...........................           18,895
                                                 -------------
    Total assets.............................       54,680,675
                                                 -------------
LIABILITIES
  Payable to investment manager..............           54,929
  Payable to administrator...................           12,500
  Accrued expenses and other liabilities.....          100,838
                                                 -------------
    Total liabilities........................          168,267
                                                 -------------
NET ASSETS
  Capital stock, $0.01 par value per share;
   total 100,000,000 shares authorized;
   4,507,318 shares issued and outstanding...           45,073
  Paid-in capital in excess of par value.....       60,222,166
  Accumulated net realized loss on
   investments...............................      (10,582,939)
  Net unrealized appreciation on investments
   and other assets and liabilities
   denominated in foreign currency...........        4,828,108
                                                 -------------
    Net assets applicable to shares
     outstanding.............................    $  54,512,408
                                                 -------------
                                                 -------------
        NET ASSET VALUE PER SHARE............    $       12.09
                                                 -------------
                                                 -------------

                See accompanying notes to financial statements.

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends (net of withholding taxes of
   $87,581)..................................    $    350,325
  Interest (net of withholding taxes of
   $6,873)...................................          39,044
                                                 ------------
    Total investment income..................         389,369
                                                 ------------
EXPENSES:
  Investment management fee and expenses.....         570,215
  Taiwan stock dividend tax..................         243,660
  Administration fee.........................         150,000
  Custodian fees and expenses................          74,914
  Legal fees and expenses....................          60,034
  Audit and tax services.....................          58,727
  Insurance expense..........................          41,111
  Reports and notices to shareholders........          38,371
  Directors' fees and expenses...............          31,776
  Amortization of organizational expenses....          19,771
  Transfer agency fee and expenses...........          10,587
  Other......................................          25,019
                                                 ------------
    Total expenses...........................       1,324,185
                                                 ------------
NET INVESTMENT LOSS..........................        (934,816)
                                                 ------------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM
 INVESTMENT ACTIVITIES AND FOREIGN CURRENCY
 TRANSACTIONS:
  Net realized losses on investments.........      (2,478,779)
  Net realized foreign currency transaction
   losses....................................         (92,569)
  Net change in unrealized appreciation
   (depreciation) on investments in equity
   securities................................      14,512,940
  Net change in unrealized appreciation
   (depreciation) on translation of
   short-term investments and other assets
   and liabilities denominated in foreign
   currency..................................           9,400
                                                 ------------
Net realized and unrealized gains from
 investment activities and foreign currency
 transactions................................      11,950,992
                                                 ------------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS..................................    $ 11,016,176
                                                 ------------
                                                 ------------

                See accompanying notes to financial statements.

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                      FOR THE YEARS ENDED
                                                          DECEMBER 31,
                                                 ------------------------------
                                                     1996             1995
                                                 ------------     -------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
  Net investment loss........................    $   (934,816)    $    (942,768)
  Net realized loss on:
    Investments..............................      (2,478,779)       (7,816,692)
    Foreign currency transactions............         (92,569)         (215,332)
  Net change in unrealized appreciation
   (depreciation) on:
    Investments in equity securities.........      14,512,940        (9,710,425)
    Translation of short-term investments and
     other assets and liabilities denominated
     in foreign currency.....................           9,400            (5,577)
                                                 ------------     -------------
  Net increase (decrease) in net assets
   resulting from operations.................      11,016,176       (18,690,794)
                                                 ------------     -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
  Net investment income......................         --               (790,572)
  Amounts in excess of net investment
   income....................................         --                   (806)
  Net foreign currency transaction gains.....         --               (587,801)
                                                 ------------     -------------
  Total dividends and distributions to
   shareholders..............................         --             (1,379,179)
                                                 ------------     -------------
FROM CAPITAL STOCK TRANSACTIONS:
  Sale of capital stock resulting from
   reinvestment of dividends.................         --                  2,179
                                                 ------------     -------------
  Net increase (decrease) in net assets......      11,016,176       (20,067,794)
                                                 ------------     -------------
NET ASSETS:
  Beginning of year..........................      43,496,232        63,564,026
                                                 ------------     -------------
  End of year................................    $ 54,512,408     $  43,496,232
                                                 ------------     -------------
                                                 ------------     -------------

                See accompanying notes to financial statements.

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    The Taiwan Equity Fund, Inc. (the "Fund") was incorporated in Maryland on January 12, 1994. It is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company. Prior to commencing operations on July 25, 1994, the Fund had no operations other than the sale of 7,120 shares of common stock for a total of $100,036 on July 19, 1994 to Daiwa Securities America Inc. ("DSA"), the lead underwriter of the Fund and an affiliate of Daiwa Securities Trust Company ("DSTC"), the Fund's administrator and custodian, and Daiwa Asset Management (H.K.) Ltd., the Fund's investment manager. Organizational costs of approximately $98,000 were deferred and are being amortized on the straight line method over a period of five years beginning with the date on which the Fund commenced investment operations.

    The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reported results could differ from those estimates.

    VALUATION OF INVESTMENTS--Securities which are listed on foreign exchanges and for which market quotations are readily available are valued at the last sale price on the exchange on which the securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales on such day, at the closing price quoted for such securities. However, if bid and asked quotations are available, such securities are valued at the mean between the last current bid and asked prices, rather than at such quoted closing price. Securities that are traded over-the-counter, if bid and asked price quotations are available, are valued at the mean between the current bid and asked prices, or, if such quotations are not available, are valued as determined in good faith by the Board of Directors (the "Board") of the Fund. In instances where quotations are not readily available or where the price as determined by the above procedures is deemed not to represent fair market value, fair value will be determined in such manner as the Board may prescribe. Short-term investments having a maturity of 60 days or less are valued at amortized cost, except where the Board determines that such valuation does not represent the fair value of the investment. All other securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board.

    FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currency are translated at the exchange rate prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities.

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

    TAX STATUS--The Fund intends to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income or excise taxes is required.

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions involving foreign securities which may be recorded after the ex-date, but recorded as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income is recorded on an accrual basis.

    During the year ended December 31, 1996, the Fund was subject to Taiwanese withholding tax of 20% on interest and cash dividends paid to the Fund by Taiwanese corporations. The Fund also receives stock dividends which are recorded as stock splits without recognizing dividend income. However, for certain stock dividends, the Fund is liable for withholding tax of 20% of the par value of shares received. Withholding tax is recorded as an expense on the ex-dividend date, or after the ex-dividend date, but as soon as the Fund is informed of such dividends.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These book basis/tax basis ("book/tax") differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

    FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of its assets denominated in a particular currency, subject to a maximum limitation of 20% of the value of its total assets committed to the consummation of such forward foreign currency contracts. In addition, the Fund will not take positions in foreign currency contracts where the settlement commitment exceeds the value of its assets denominated in the currency of the contract. If the Fund enters into forward foreign currency contracts, its custodian or subcustodian will maintain cash or readily marketable securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such contracts. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

INVESTMENT MANAGER AND INVESTMENT ADVISER

    The Fund has an Investment Management Agreement (the "Management Agreement") with Daiwa Asset Management (H.K.) Ltd. (the "Manager"). Pursuant to the Management Agreement, the Manager makes investment management decisions relating to the Fund's assets. For such services, the Fund pays the Manager a monthly fee at an annual rate of 1.20% of the Fund's average weekly net assets. In addition, as permitted by the Management Agreement, the Fund reimburses the Manager for its out-of-pocket expenses related to the Fund. During the year ended December 31, 1996, expenses of $2,180 were paid to the Manager, representing reimbursement to the Manager of costs relating to the attendance by its employees at meetings of the Fund's Board. During the year ended December 31, 1996, the Fund paid brokerage commissions of $65,635 to Daiwa Securities Co. Ltd. (Taipei Branch), an affiliate of the Manager, in connection with the portfolio transactions. At December 31, 1996, the Fund had a receivable of $521,775 for securities sold to Daiwa Securities Co. Ltd. (Taipei Branch), acting as agent.

    The Manager has entered into an Investment Advisory Agreement (the "Advisory Agreement") with National Capital Management Corp. (the "Adviser"), which provides general and specific investment advice to the Manager with the respect to the Fund's assets. The Manager pays the Adviser a monthly fee at an annual rate of 0.08% of the first $100 million of the Fund's average weekly net assets and 0.06% of the Fund's average weekly net assets in excess of $100 million. Brokerage commissions of $28,736 were paid by the Fund during the year ended December 31, 1996 to National Securities, an affiliate of the Adviser, in connection with portfolio transactions.

ADMINISTRATOR AND CUSTODIAN AND OTHER RELATED PARTIES

    DSTC provides certain administrative services to the Fund. For such services, the Fund pays DSTC a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets, with a minimum annual fee of $150,000.

    DSTC also acts as custodian for the Fund's assets and appoints subcustodians for the Fund's assets held outside the United States. DSTC has appointed The International Commercial Bank of China ("ICBC") to act as the subcustodian for all of the cash and securities of the Fund held in Taiwan. As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses. Such expenses include the fees and out-of-pocket expenses of each of the subcustodians. During the year ended December 31, 1996, DSTC earned $28,162 from the Fund for its custodial services, excluding the fees and expenses of ICBC.

    At December 31, 1996, the Fund owed to DSTC $12,500 and $16,301 for administration and custodian fees, respectively. The latter amount includes fees and expenses payable to ICBC totalling $13,777.

    During the year ended December 31, 1996, the Fund paid or accrued $57,074, for legal services in connection with the Fund's on-going operations to a law firm of which the Fund's Assistant Secretary is a partner.

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONCLUDED)
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES AND FEDERAL INCOME TAX MATTERS

    For federal income tax purposes, the cost of securities owned at December 31, 1996 was $47,364,979, excluding $927,989 of short-term investments. At that date, for federal income tax purposes the net unrealized appreciation on investments, excluding short-term securities, of $4,734,016 was composed of gross appreciation of $6,620,629 for those investments having an excess of value over cost, and gross depreciation of $1,886,613 for those investments having an excess of cost over value. For the year ended December 31, 1996, the total aggregate cost of purchases and net proceeds from sales of portfolio securities, excluding short-term securities, were $49,008,902 and $40,994,514 respectively.

    At December 31, 1996, the Fund had a capital loss carryover of $10,029,114, of which $129,339 expires in 2002, $3,892,236 expires in 2003 and $6,007,539 expires in 2004. In addition, the Fund had $459,918 of post-October capital losses which the Fund has elected to defer until January 1, 1997.

    At December 31, 1996, the Fund made a capital account reclassification due to permanent book/tax differences relating to net investment loss and foreign currency loss for the year ended December 31, 1996. This reclassification resulted in a charge of $1,133,230 to paid-in capital in excess of par value and corresponding credits to accumulated net investment loss and accumulated net realized loss on foreign currency transactions of $934,816 and $198,414, respectively.

CONCENTRATION OF RISK

    Investments in countries in which the Fund may invest may involve certain considerations and risks not typically associated with U.S. investments as a result of, among others, the possibility of future political and economic developments and the level of governmental supervision and regulation of the securities markets in which the Fund invests.

CAPITAL STOCK

    There are 100,000,000 shares of $0.01 par value common stock authorized. Of the 4,507,318 shares outstanding at December 31, 1996, DSA owned 7,318 shares.

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding during each period is presented below:

                                                                                                                       FOR THE
                                                                                                                       PERIOD
                                                                                                                      JULY 25,
                                                                                FOR THE YEARS ENDED DECEMBER 31,        1994*
                                                                                                                       THROUGH
                                                                                --------------------------------    DECEMBER 31,
                                                                                     1996              1995             1994
                                                                                ---------------    -------------    -------------
Net asset value, beginning of period.........................................        $ 9.65            $ 14.10          $ 14.05
                                                                                ---------------    -------------    -------------
Net investment income (loss).................................................         (0.21)             (0.21)            0.18
Net realized and unrealized gains (losses) on investments and foreign
 currency transactions.......................................................          2.65              (3.94)            0.06
                                                                                ---------------    -------------    -------------
Net increase (decrease) in net asset value resulting from operations.........          2.44              (4.15)            0.24
                                                                                ---------------    -------------    -------------
Less: dividends and distributions to shareholders
  Net investment income......................................................         --                 (0.17)          --
  Net realized gains from investments and foreign currency transactions......         --                 (0.13)          --
                                                                                ---------------    -------------    -------------
    Total dividends and distributions to shareholders........................         --                 (0.30)          --
                                                                                ---------------    -------------    -------------
Offering costs charged to paid-in capital in excess of par value.............         --                --                (0.19)
                                                                                ---------------    -------------    -------------
Net asset value, end of period...............................................        $12.09             $ 9.65          $ 14.10
                                                                                ---------------    -------------    -------------
                                                                                ---------------    -------------    -------------
Per share market value, end of period........................................        $10.125           $ 10.625         $ 11.875
                                                                                ---------------    -------------    -------------
                                                                                ---------------    -------------    -------------
Total investment return:
  Based on market price at beginning and end of period, assuming
   reinvestment of dividends.................................................         (4.71) %           (8.04)%         (15.48)%+
  Based on net asset value at beginning and end of period, assuming
   reinvestment of dividends.................................................         25.28  %          (29.66)%           0.36%+
Ratios and supplemental data:
  Net assets, end of period (in millions)....................................        $54.5             $ 43.5           $ 63.6
  Ratios to average net assets of:
    Expenses, excluding Taiwan stock dividend tax............................          2.29  %            2.34%            2.12%**
    Expenses, including Taiwan stock dividend tax............................          2.80  %            2.72%            2.20%**@
    Net investment income (loss).............................................         (1.98) %           (1.88)%           2.96%**
  Portfolio turnover.........................................................         94.12  %           31.75%            9.33%
  Average commission rate per share..........................................        $ 0.0042++         N/A              N/A

--------------------------
  *  Commencement of operations.
 **  Annualized.
  +  Total return is calculated exclusive of sales charges.
 ++ For the year ended December 31, 1996, the average commission rate paid on trades where commissions were charged was 0.29% of the trade amount.
  @ Reflects reclassification of certain expenses in 1994 for comparative purposes.

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and
Board of Directors of
The Taiwan Equity Fund, Inc.

    In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Taiwan Equity Fund, Inc. (the "Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period July 25, 1994 (commencement of operations) through December 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian, subcustodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
February 20, 1997

-----------------------------------------
BOARD OF DIRECTORS

Shuichi Komori, CHAIRMAN
Masaru Arai
Martin J. Gruber
Christina Y. Liu
Oren G. Shaffer
-----------------------------------------
OFFICERS
Masaru Arai
PRESIDENT
Daniel F. Barry
VICE PRESIDENT
Lawrence Jacob
SECRETARY
Edward J. Grace
TREASURER
John J. O'Keefe
ASSISTANT TREASURER

Laurence E. Cranch
ASSISTANT SECRETARY
-----------------------------------------
ADDRESS OF THE FUND
c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302
-----------------------------------------
INVESTMENT MANAGER
Daiwa Asset Management (H.K.) Ltd.

INVESTMENT ADVISER
National Capital Management Corp.
ADMINISTRATOR AND CUSTODIAN

Daiwa Securities Trust Company

TRANSFER AGENT AND REGISTRAR

State Street Bank and Trust Company

LEGAL COUNSEL

Rogers & Wells

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
-----------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

      The
      Taiwan
      ------------------------
      Equity
      ------------------------
      Fund, Inc.
      ------------------------

                                         [ART]
      Annual Report
      December 31, 1996
      ----------------------------------